INDEMNIFICATION AGREEMENT This Indemnification Agreement (this “Agreement”) is made as of [●], 20[●], by and between MiX Telematics Limited, a company incorporated in the Republic of South Africa (the “Company”), and [●] (“Indemnitee”). Capitalized terms used, but not otherwise defined herein, shall have the meanings set forth in Section 1. RECITALS A. Highly competent and qualified persons have become more reluctant to serve corporations as directors, officers or in other capacities unless they are provided with adequate protection through insurance coverage or adequate indemnification against risks of claims and actions against them arising out of their service to and activities on behalf of the corporation. B. The Board of Directors of the Company (the “Board”) has determined that, in order to attract and retain competent and qualified individuals, the Company will seek to maintain on an ongoing basis, at its sole expense, directors’ and officers’ liability insurance to protect persons serving the Company and its subsidiaries from certain liabilities. However, as a result of changes in the marketplace for insurance it has become increasingly difficult to obtain directors’ and officers’ liability insurance on terms providing reasonable protection at reasonable cost. The uncertainties relating to directors’ and officers’ liability insurance have increased the difficulty of attracting and retaining such persons. C. The Board has determined that the potential inability to attract and retain highly competent and qualified persons to serve the Company would be detrimental to the best interests of the Company and its shareholders and that the Company should act to assure such persons that there will be increased certainty of adequate protection against risks of claims and actions against them arising out of their service to and activities on behalf of the Company in the future. D. The Board has determined that it is reasonable, prudent and necessary for the Company to contractually obligate itself to indemnify, and to advance expenses on behalf of, such persons to the fullest extent permitted by applicable law so that they will serve or continue to serve the Company free from undue concern that they will not be so indemnified. E. Indemnitee has agreed to serve the Company in an officer and/or director capacity provided that Indemnitee is provided the protections available under this Agreement, the Company’s Memorandum of Incorporation (as amended and restated from time to time, the “Memorandum of Incorporation”) and directors’ and officers’ liability insurance coverage that is adequate in the present circumstances. F. This Agreement is a supplement to and in furtherance of any protections provided by the Memorandum of Incorporation and any resolutions adopted pursuant thereto, and shall not be deemed a substitute therefor, nor to diminish or abrogate any rights of Indemnitee thereunder. In addition, Indemnitee will be entitled to indemnification pursuant to the South African Companies Act. NOW THEREFORE, in consideration of the foregoing and the covenants, promises and representations set forth herein, and for other good and valuable consideration, including Indemnitee’s agreement to serve as a director and/or officer of the Company after the date hereof, and intending to be legally bound hereby, the parties hereto agree as follows:

1. Certain Definitions for Purposes of this Agreement. The following terms as used in this Agreement shall have the meanings set forth below. (a) “Change in Control” shall have occurred if, during any period of two consecutive years, individuals who at the beginning of that period constitute the Board of the Company cease for any reason to constitute at least a majority of it, unless the election of each new Director was approved in advance by a vote of at least a majority of the Directors then still in office who were Directors at the beginning of the period. (b) “Company” includes any domestic or foreign predecessor entity of the Company in a merger or other transaction in which the predecessor’s existence ceased on consummation of the transaction. (c) “Director” means an individual who is or was a director of the Company or an individual who, while a director of the Company, is or was serving at the Company’s request as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, limited liability company, joint venture, trust, employee benefit plan, or other entity. A Director is considered to be serving an employee benefit plan at the Company’s request if that Director’s duties to the Company also impose duties on, or otherwise involve services by, him or her to the plan or to participants in or beneficiaries of the plan. (d) “Disinterested Director” or “Disinterested Officer” means a Director or Officer, respectively, who at the time of a vote or selection referred to in Section 4(b) or 5(c) is not a party to the Proceeding. (e) “Enterprise” means (i) the Company, (ii) any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise that is an affiliate or wholly or partially owned subsidiary of the Company and of which Indemnitee is or was serving as a director, trustee, general partner, managing member, officer, employee, agent or fiduciary, and (iii) any other corporation, partnership, limited liability company, joint venture, trust, employee benefit plan or other enterprise of which Indemnitee is or was serving at the express written request of the Company as a director, trustee, general partner, managing member, officer, employee, agent or fiduciary. (f) “Expenses” includes all reasonable counsel fees, retainers, court costs, transcript costs, fees of experts, witness fees, travel expenses, duplicating costs, printing and binding costs, telephone charges, postage, delivery service fees, and all other disbursements or expenses of the types customarily incurred in connection with prosecuting, defending, preparing to prosecute or defend, investigating, being or preparing to be a witness in, or otherwise participating in, a Proceeding, including any appeals. Expenses also shall include Expenses incurred in connection with any appeal resulting from any Proceeding, including the premium, security for, and other costs relating to any cost bond, supersede as bond, or other appeal bond or its equivalent. Expenses, however, shall not include amounts paid in settlement by Indemnitee or the amount of judgments or fines against Indemnitee. (g) “Independent Legal Counsel” means a law firm, or a member of a law firm, that is experienced in matters of corporation law and neither presently is, nor in the past five years has been, retained to represent: (i) the Company, (ii) Indemnitee, (iii) any affiliate of the Company or Indemnitee, (iv) any member of Indemnitee’s immediate family, (v) any company of which Indemnitee is an executive officer, in each case in any matter material to such party, or (vi) any other party to the Proceeding giving rise to a claim for indemnification hereunder. Notwithstanding the foregoing, the term “Independent Legal Counsel” shall not include any person who, under the applicable standards of professional conduct 2 then prevailing, would have a conflict of interest in representing either the Company or Indemnitee in an action to determine Indemnitee’s rights under this Agreement. (h) “Liability” includes the obligation to pay a judgment, settlement, penalty, fine (including an excise tax assessed with respect to an employee benefit plan), or reasonable Expenses actually incurred with respect to a Proceeding. (i) “Officer” means an individual who is or was an officer of the Company or an individual who, while an officer of the Company, is or was serving at the Company’s request as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, limited liability company, joint venture, trust, employee benefit plan, or other entity. An Officer is considered to be serving an employee benefit plan at the Company’s request if that Officer’s duties to the Company also impose duties on, or otherwise involve services by, him or her to the plan or to participants in or beneficiaries of the plan. (j) “Proceeding” includes any threatened, pending or completed action, suit, arbitration, alternate dispute resolution mechanism, investigation, inquiry, administrative hearing or any other actual, threatened or completed proceeding, whether brought by or in the right of the Company or other Enterprise or otherwise and whether civil, criminal, administrative or investigative, in which Indemnitee was, is or will be involved as a party or otherwise, by reason of the fact that Indemnitee is or was an officer or director of the Company, by reason of any action taken by Indemnitee or of any inaction on Indemnitee’s part while acting as an officer or director of the Company, or by reason of the fact that Indemnitee is or was serving at the request of the Company as a director, officer, employee, agent or fiduciary of another Enterprise; in each case whether or not Indemnitee is acting or serving in any such capacity at the time any liability or expense is incurred for which indemnification can be provided under this Agreement; including one pending on or before the date of this Agreement, but excluding one initiated by Indemnitee pursuant to this Agreement to enforce Indemnitee’s rights under this Agreement. (k) “Reviewing Party” shall mean the person or persons making the entitlement determination pursuant to Section 5 of this Agreement, and shall not include a court making any determination under this Agreement or otherwise. 2. Basic Indemnification Arrangement. (a) Obligation to Indemnify; Standard of Conduct. Except as provided in Sections 2(e), 2(f), 2(g) or 7 below, the Company shall indemnify Indemnitee and hold harmless Indemnitee, to the fullest extent authorized or permitted by applicable law, in the event Indemnitee is made a party to a Proceeding because he or she is or was a Director or Officer, against Liability incurred in the Proceeding if: (1) Indemnitee conducted himself or herself in good faith and in a manner he or she reasonably believed to be in, or not opposed to, the best interests of the Company; and (2) in the case of any criminal Proceeding, Indemnitee had no reasonable cause to believe his or her conduct was unlawful. (b) Service with Respect to Employee Benefit Plan. Indemnitee’s conduct with respect to an employee benefit plan for a purpose he or she believed in good faith to be in the interests of the participants in and beneficiaries of the plan is conduct that satisfies the requirement of Section 2(a)(1). 3

(c) Reliance as Safe Harbor. For purposes of any determination hereunder, Indemnitee shall be deemed to have acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the Company, or, with respect to any criminal Proceeding, to have had no reasonable cause to believe Indemnitee’s conduct was unlawful, if Indemnitee’s conduct was based primarily on: (i) the records or books of account of the Company or relevant entity, including financial statements, (ii) information supplied to Indemnitee by the officers of the Company or relevant entity in the course of their duties, (iii) the advice of legal counsel for the Company or relevant entity, or (iv) information or records given or reports made to the Company or relevant entity by an independent certified public accountant, or by an appraiser or other expert selected with reasonable care by the Company or relevant entity. The provisions of this Section 2(c) shall not be deemed to be exclusive or to limit in any way the other circumstances in which Indemnitee may be deemed to have met the relevant standard of conduct set forth in this Agreement. (d) Termination of Proceeding Not Determinative. The termination of a Proceeding by judgment, order, settlement, or conviction, or upon a plea of nolo contendere or its equivalent shall not, of itself, create a presumption or be determinative that Indemnitee is not entitled to indemnification or reimbursement of Expenses hereunder or otherwise. (e) Limits on Indemnification. Unless, and then only to the extent that, a court of competent jurisdiction acting pursuant to Section 6 of this Agreement or Section 78 of the South African Companies Act, determines that, in view of the circumstances of the case, Indemnitee is fairly and reasonably entitled to indemnification, the Company shall not indemnify Indemnitee under this Agreement: (1) in connection with a Proceeding by or in the right of the Company, except for reasonable Expenses (including an excise tax assessed with respect to an employee benefit plan) and amounts paid in settlement not exceeding, in the judgment of the Board, the estimated expense of litigating the Proceeding to conclusion, actually and reasonably incurred in connection with the defense or settlement of the Proceeding, including any appeal thereof; or (2) in connection with a Proceeding by or in the right of the Company with respect to any claim, issue or matter as to which Indemnitee shall have been adjudged liable to the Company. (f) Proceeding Brought by Indemnitee. Notwithstanding any other provision of this Agreement, Indemnitee shall not be entitled to indemnification or advancement of Expenses under this Agreement with respect to any Proceeding or claim brought or made by Indemnitee against the Company or its Directors, Officers, employees or other indemnitees, other than (i) a Proceeding or claim seeking or defending Indemnitee’s right to indemnification or advancement of Expenses pursuant to Section 6 of this Agreement or otherwise, or (ii) a Proceeding authorized by the Board prior to its initiation. (g) Settlements. (i) The Company acknowledges that a settlement or other disposition short of final judgment may be successful if it permits a party to avoid expense, delay, distraction, disruption and uncertainty. The Company shall not be liable to indemnify the Indemnitee under this Agreement or otherwise for any amounts paid in settlement of any Proceeding effected without the Company’s prior written consent, such consent not to be unreasonably withheld. The Company shall not settle any Proceeding in any manner that would impose any penalty or limitation on the Indemnitee without the Indemnitee’s written consent unless such penalty is paid by the Company. Neither the Company nor any Indemnitee will unreasonably withhold their consent to any proposed settlement. 4

(ii) In the event that any Proceeding to which Indemnitee is a party is resolved in any manner other than by adverse judgment against Indemnitee (including settlement of such Proceeding with or without payment of money or other consideration) it shall be presumed that Indemnitee has been successful on the merits or otherwise in such Proceeding. Anyone seeking to overcome this presumption shall have the burden of proof and the burden of persuasion by clear and convincing evidence. (h) Mandatory Indemnification. The Company shall indemnify Indemnitee to the extent that he or she has been successful, on the merits or otherwise, in the defense of any Proceeding to which Indemnitee was a party, or in defense of any claim, issue or matter, because Indemnitee is or was a Director or Officer, against reasonable Expenses incurred by Indemnitee in connection with the Proceeding. 3. Contribution. (a) Whether or not the indemnification provided hereunder is available, in respect of any Proceeding in which the Company is jointly liable with Indemnitee (or would be if joined in such Proceeding), the Company shall pay the entire amount of any Expenses, judgments, penalties, fines or amounts paid or to be paid in settlement of such Proceeding without requiring Indemnitee to contribute to such payment and the Company hereby waives and relinquishes any right of contribution it may have against Indemnitee. The Company shall not enter into any settlement of any Proceeding in which the Company is jointly liable with Indemnitee (or would be if joined in such Proceeding) unless such settlement provides for a full and final release of all claims asserted against Indemnitee without any injunction or other equitable relief being imposed against Indemnitee. (b) Without diminishing or impairing the obligations of the Company set forth in the preceding subparagraph, if, for any reason, Indemnitee shall elect or be required to pay all or any portion of any judgment or settlement in any Proceeding in which the Company is jointly liable with Indemnitee (or would be if joined in such Proceeding), the Company shall contribute to the amount of Expenses, judgments, penalties, fines and amounts paid in settlement actually and reasonably incurred and paid or payable by Indemnitee in proportion to the relative benefits received by the Company and all officers, directors or employees of the Company, other than Indemnitee, who are jointly liable with Indemnitee (or would be if joined in such Proceeding), on the one hand, and Indemnitee, on the other hand, from the transaction from which such Proceeding arose; provided, however, that the proportion determined on the basis of relative benefit may, to the extent necessary to conform to law, be further adjusted by reference to the relative fault of the Company and all officers, directors or employees of the Company other than Indemnitee who are jointly liable with Indemnitee (or would be if joined in such Proceeding), on the one hand, and Indemnitee, on the other hand, in connection with the events that resulted in such Expenses, judgments, penalties, fines or settlement amounts, as well as any other equitable considerations which the South African Companies Act may require to be considered. The relative fault of the Company and all officers, directors or employees of the Company, other than Indemnitee, who are jointly liable with Indemnitee (or would be if joined in such Proceeding), on the one hand, and Indemnitee, on the other hand, shall be determined by reference to, among other things, the degree to which their actions were motivated by intent to gain personal profit or advantage, the degree to which their liability is primary or secondary and the degree to which their conduct is active or passive. (c) The Company hereby agrees to indemnify and hold harmless Indemnitee from any claims of contribution which may be brought by officers, directors or employees of the Company, other than Indemnitee, who may be jointly liable with Indemnitee. 5

4. Advances for Expenses. (a) Obligations and Requirements. The Company shall advance, to the extent not prohibited by applicable law, the Expenses incurred by or on behalf of Indemnitee in connection with any Proceeding, and such advancement shall be made within thirty (30) days after the receipt by the Company of any statement requesting such advances (which shall include invoices received by Indemnitee in connection with such Expenses but, in the case of invoices in connection with legal services, any references to legal work performed or to expenditures made that would cause Indemnitee to waive any privilege accorded by applicable law shall not be included with the invoice) from time to time, whether prior to or after final disposition of any Proceeding. Any such statement shall reasonably evidence the Expenses incurred by Indemnitee. Advances shall be unsecured and interest free. Advances shall be made without regard to Indemnitee’s ability to repay the expenses and without regard to Indemnitee’s ultimate entitlement to indemnification under the other provisions of this Agreement. Advances shall include any and all reasonable Expenses incurred pursuing an action to enforce this right of advancement, including Expenses incurred preparing and forwarding statements to the Company to support the advances claimed. Indemnitee shall qualify for advances upon the execution and delivery to the Company of this Agreement, subject to the condition that if and to the extent that it is ultimately determined by a court of competent jurisdiction in a final judgment, not subject to appeal, that Indemnitee is not entitled to be indemnified by the Company, Indemnitee shall undertake to the fullest extent permitted by law to repay the advance. Such undertaking shall be an unlimited general obligation of Indemnitee but need not be secured and shall be accepted without reference to Indemnitee’s financial ability to make repayment. The right to advances under this Section 4 shall in all events continue until final disposition of any Proceeding, including any appeal thereof. (b) Evaluation of Reasonableness of Expenses. Evaluation as to reasonableness of Expenses of Indemnitee in the specific case shall be made in the same manner as the determination that indemnification is permissible, as described in Section 5 below, except that if the determination is made by Independent Legal Counsel, evaluation as to reasonableness of Expenses shall be made by those entitled under Section 5(c)(3) to select Independent Legal Counsel. Notwithstanding the foregoing sentence, any Expenses claimed by Indemnitee shall be deemed reasonable if the Reviewing Party fails to make the reasonableness evaluation within thirty (30) days following the Company’s receipt of invoices for specific Expenses to be reimbursed or advanced. 5. Authorization of and Determination of Entitlement to Indemnification. (a) Entitlement Determination. The Company and Indemnitee acknowledge that indemnification of Indemnitee under Section 2 of this Agreement has been pre-authorized by the Company [as permitted by the South African Companies Act]. Nevertheless, the Company shall not indemnify Indemnitee under Section 2 unless a separate determination has been made in the specific case that indemnification of Indemnitee is permissible in the circumstances because Indemnitee has met the relevant standard of conduct set forth in Section 2(a); provided, however, that: (i) no such entitlement decision need be made prior to the advancement of Expenses; and (ii) regardless of the result or absence of any such determination, the Company shall make any indemnification mandated by Section 2(h) above. (b) To obtain indemnification (including advancement of Expenses) under this Agreement, Indemnitee shall submit to the Company a written request, including therein or therewith such documentation and information as is reasonably available to Indemnitee and is reasonably necessary to determine whether and to what extent Indemnitee is entitled to indemnification. The Company Secretary of the Company shall, promptly upon receipt of such a request for indemnification, advise the Board in writing that Indemnitee has requested indemnification. 6

(c) Reviewing Party. The determination referred to in Section 5(a) shall be made, at the election of the Board, by any of the following Reviewing Parties (unless a Change in Control shall have occurred after Indemnitee first began serving as a Director or Officer, in which case Indemnitee shall be entitled to designate that the determination shall be made by Independent Legal Counsel selected in the manner set forth in Section 5(d) below): (1) by the Board by a majority vote of a quorum consisting of Disinterested Directors; or (2) by a majority vote of a committee duly designated by the Board consisting solely of two or more Disinterested Directors; or (3) by Independent Legal Counsel: (A) Selected in the manner prescribed in paragraph (1) or (2) of this Section 5(c); or (B) if a quorum of Directors cannot be obtained for purposes of paragraph (1) and the committee cannot be designated under paragraph (2), selected by a majority vote of the full Board; or (4) by the shareholders of the Company, by a majority vote of a quorum consisting of shareholders who were not Parties to that Proceeding or, if no such quorum is obtainable, by a majority vote of shareholders who were not Parties to that Proceeding. (d) Selection of Counsel after Change in Control. If a Change in Control shall have occurred, Independent Legal Counsel shall be selected by Indemnitee (unless Indemnitee requests that the selection be made in the manner described in Section 5(c)(3)), and Indemnitee shall give written notice to the Company advising it of the identity of the Independent Legal Counsel so selected. In either event, Indemnitee or the Company, as the case may be, may, within fifteen (15) days after the written notice of selection has been given, deliver to the Company or to Indemnitee, as the case may be, a written objection to the selection; provided, however, that the objection may be asserted only on the ground that the counsel so selected does not meet the requirements of “Independent Legal Counsel” as defined in Section 1 of this Agreement. The objection shall set forth with particularity the factual basis of the assertion. If a written objection is made and substantiated, the counsel selected may not serve as Independent Legal Counsel unless and until the objection is withdrawn or a court has determined that the objection is without merit. If, within fifteen (15) days after submission by Indemnitee of a written request for indemnification, no Independent Legal Counsel shall have been selected and not objected to, either the Company or Indemnitee may petition the court conducting the Proceeding, or another court of competent jurisdiction, for resolution of any objection that shall have been made by the Company or Indemnitee to the other’s selection of Independent Legal Counsel and/or for the appointment as Independent Legal Counsel of a person selected by the court or by another person that the court shall designate, and the person with respect to whom all objections are so resolved or the person so appointed shall act as Independent Legal Counsel under Section 5(c). (e) Cooperation by Indemnitee. Indemnitee shall cooperate with the Reviewing Party with respect to its determination of Indemnitee’s entitlement to indemnification, including providing to the Reviewing Party on reasonable advance request any documentation or information which is not privileged or otherwise protected from disclosure and which is reasonably available to Indemnitee and reasonably necessary to the determination. Any Expenses incurred by Indemnitee in so cooperating with the Reviewing Party shall be borne by the Company, regardless of the determination as to Indemnitee’s entitlement to indemnification. (f) If the Reviewing Party shall not have made a determination within sixty (60) days after receipt by the Company of the request therefor, the requisite determination of entitlement to 7 indemnification shall be deemed to have been made and Indemnitee shall be entitled to such indemnification absent (i) a misstatement by Indemnitee of a material fact, or an omission of a material fact necessary to make Indemnitee’s statement not materially misleading, in connection with the request for indemnification, or (ii) a prohibition of such indemnification under applicable law; provided, however, that (x) such 60-day period may be extended for a reasonable time, not to exceed an additional thirty (30) days, if the Reviewing Party in good faith requires such additional time to obtain or evaluate documentation and/or information relating thereto; and (y) that the foregoing provisions of this Section 5(f) shall not apply if the determination of entitlement to indemnification is to be made by the shareholders pursuant to Section 5(c)(4) and if (A) within fifteen (15) days after receipt by the Company of the request for such determination, the Board or the Disinterested Directors, if appropriate, resolve to submit such determination to the shareholders for their consideration at an annual meeting thereof to be held within seventy-five (75) days after such receipt and such determination is made thereat, or (B) a special meeting of shareholders is called within fifteen (15) days after such receipt for the purpose of making such determination, such meeting is held for such purpose within sixty (60) days after having been so called and such determination is made thereat. (g) Other. (i) In making a determination with respect to entitlement to indemnification hereunder, the Reviewing Party shall presume that Indemnitee is entitled to indemnification under this Agreement, and anyone seeking to overcome this presumption shall have the burden of proof and the burden of persuasion by clear and convincing evidence. Neither the failure of the Company (including by its directors or Independent Legal Counsel) to have made a determination prior to the commencement of any action pursuant to this Agreement that indemnification is proper in the circumstances because Indemnitee has met the applicable standard of conduct, nor an actual determination by the Company (including by its directors or Independent Legal Counsel) that Indemnitee has not met such applicable standard of conduct, shall create a presumption that Indemnitee has not met the applicable standard of conduct. (ii) The Reviewing Party, however chosen, shall make the requested determination as promptly as reasonably practicable after a request for indemnification is presented. (iii) Any determination by Independent Legal Counsel under this Section 5 shall be delivered in the form of a written opinion to the Board with a copy to Indemnitee. (iv) The Company shall pay any and all reasonable fees and expenses of Independent Legal Counsel incurred by the counsel in connection with acting pursuant to this Section 5, and the Company shall pay all reasonable fees and expenses incident to the procedures of this Section 5, regardless of the manner in which such Independent Legal Counsel was selected or appointed. (v) On the due commencement of any action to seek court-ordered indemnification pursuant to Section 6 of this Agreement, Independent Legal Counsel shall be discharged and relieved of any further responsibility in that capacity, subject to the applicable standards of professional conduct then prevailing. 6. Court-Ordered Indemnification and Advances for Expenses. (a) Procedure. If Indemnitee is a party to a Proceeding, he or she may apply for indemnification or for advances for Expenses to the court conducting the Proceeding or to another court of competent jurisdiction. For purposes of this Agreement, the Company consents to personal jurisdiction and venue in any court in which is pending a Proceeding to which Indemnitee is a party. Regardless of 8 any determination by the Reviewing Party that Indemnitee is not entitled to indemnification or to advancement of Expenses or as to the reasonableness of Expenses, and regardless of any failure by the Reviewing Party to make a determination as to the entitlement or the reasonableness of Expenses, the court’s review shall be a de novo review. After receipt of an application and after giving any notice it considers necessary, the court may: (1) order indemnification or the advance for Expenses if it determines that Indemnitee is entitled to indemnification or to advance for Expenses under this Agreement, the South African Companies Act or otherwise; or (2) order indemnification or the advance for Expenses if it determines that, in view of all the relevant circumstances, it is fair and reasonable to indemnify Indemnitee, or to advance Expenses to Indemnitee, regardless of whether Indemnitee has the relevant standard of conduct, complied with the requirements for advancement of Expenses, or been adjudged liable in a Proceeding referred to in Section 2(e) above (in which case any court-ordered indemnification need not be limited to Expenses incurred by Indemnitee, but may include penalties, fines, amounts paid in settlement, judgments and any other amounts ordered by the court to be indemnified or advanced). (b) Payment of Expenses to Seek Court-Ordered Indemnification. If the court determines that Indemnitee is entitled to indemnification or to advance for Expenses, the Company shall pay Indemnitee’s reasonable Expenses to obtain the court-ordered indemnification or advance for Expenses. 7. Limitations on Indemnification. Regardless of whether Indemnitee has met the relevant standard of conduct set forth in Section 2(a), nothing in this Agreement shall require or permit indemnification of Indemnitee for any Liability or Expenses incurred in a Proceeding in which a judgment or other final adjudication establishes that Indemnitee’s actions or omissions to act were material to the cause of action so adjudicated and constitute: (a) a violation of criminal law, unless Indemnitee had reasonable cause to believe his or her conduct was lawful or had no reasonable cause to believe his or her conduct was unlawful; (b) a transaction from which Indemnitee derived an improper personal benefit, including, without limitation, any benefits received through the purchase and sale by Indemnitee of securities of the Company within the meaning of Section 16(b) of the Securities Exchange Act of 1934, as amended (to the extent applicable to the Company), or similar provisions of state statutory law or common law; (c) in the case of a Director, a circumstance under which the liability provisions of Section 77 of the South African Companies Act are applicable; or (d) willful misconduct, willful breach of trust or a conscious disregard for the best interests of the Company in a Proceeding by or in the right of the Company to procure a judgment in its favor or in a Proceeding by or in the right of a shareholder of the Company. 8. Vested Rights; Specific Performance. No amendment to the Memorandum of Incorporation or any other corporate action shall in any way limit Indemnitee’s rights under this Agreement. In any Proceeding brought by or on behalf of Indemnitee to specifically enforce the provisions of this Agreement, the Company waives the claim or defense in that Proceeding that the plaintiff or claimant has an adequate remedy at law, and the Company shall not urge in any such Proceeding the claim or defense that an adequate remedy at law exists. The provisions of this Section 8, 9 however, shall not prevent Indemnitee from seeking a remedy at law in connection with any breach of this Agreement. 9. Liability Insurance. To the extent the Company maintains an insurance policy or policies providing directors’ or officers’ liability insurance, Indemnitee shall be covered by that policy or those policies, in accordance with its or their terms, to the maximum extent of the coverage provided under that policy or those policies in effect for any other Director or Officer of the Company, as the case may be. 10. Witness Fees. Notwithstanding any other provision in this Agreement, to the extent that Indemnitee is made a witness in any Proceeding to which Indemnitee is not a party, because he or she is or was a Director or Officer, the Company hereby indemnifies and holds harmless Indemnitee against all Expenses actually and reasonably incurred by Indemnitee or on Indemnitee’s behalf in connection therewith. 11. Security for Indemnification Obligations. The Company may at any time and in any manner, at the discretion of the Board, secure the Company’s obligations to indemnify or advance Expenses to Indemnitee pursuant to this Agreement. 12. Non-exclusivity, No Duplication of Payments. The rights of Indemnitee under this Agreement shall be in addition to any other rights with respect to indemnification, advancement of Expenses or otherwise that Indemnitee may have under the Memorandum of Incorporation, the South African Companies Act or otherwise; provided, however, that the Company shall not be liable under this Agreement to make any payment to Indemnitee under this Agreement to the extent Indemnitee has otherwise actually received payment (under any insurance policy, provision of the Memorandum of Incorporation or otherwise) of the amounts otherwise payable under this Agreement. The Company’s obligation to indemnify or advance expenses under this Agreement to Indemnitee who is or was serving at the request of the Company as a director, officer, partner, trustee, employee or agent of any other entity shall be reduced by any amount Indemnitee has actually received as indemnification or advancement of expenses from that other entity. 13. Amendments. To the extent that the provisions of this Agreement are held to be inconsistent with the provisions of the South African Companies Act (including Section 78 thereof), the provisions of that statute shall govern. To the extent that the South African Companies Act is later amended to permit a South African company, without the need for shareholder approval, to provide to its directors greater rights to indemnification or advancement of Expenses than those specifically set forth here, this Agreement shall be deemed amended to require the greater indemnification or more liberal advancement of Expenses to Indemnitee, in each case consistent with the South African Companies Act as so amended from time to time. Otherwise, no supplement, modification or amendment of this Agreement shall be binding unless executed in writing by the Company and Indemnitee. 14. Subrogation. In the event of payment under this Agreement, the Company shall be subrogated to the extent of that payment to all of the rights of recovery of Indemnitee, who shall execute all papers required and shall do everything that may be necessary to secure those rights, including the execution of documents necessary to enable the Company effectively to bring suit to enforce those rights; provided, however, that any rights of recovery of Indemnitee pursuant to any liability insurance policy separately paid for by Indemnitee shall not be subject to subrogation under this Section 14 except that any amounts recovered under such policy shall be subject to Section 12 hereof. 15. Waiver. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions of this Agreement (whether or not similar) nor shall such a waiver constitute a continuing waiver. 10

16. Binding Effect, Etc. This Agreement shall be binding on and inure to the benefit of and be enforceable by the parties to this Agreement and their respective successors or assigns (including any direct or indirect successor or assign by purchase, merger, consolidation or otherwise to all or substantially all of the business and/or assets of the Company), spouses, heirs, and personal and legal representatives. 17. Applicability of Agreement. This Agreement shall apply retroactively with respect to acts or omissions of Indemnitee occurring since the date that Indemnitee first became a Director or Officer, and this Agreement shall continue in effect regardless of whether Indemnitee continues to serve as a Director or Officer, but only in respect of acts or omissions occurring prior to the termination of Indemnitee’s service as a Director or Officer. 18. Severability. If any provision or provisions of this Agreement shall be held to be invalid, illegal, or unenforceable for any reason whatsoever: (a) the validity, legality, and enforceability of the remaining provisions of this Agreement (including without limitation, each portion of any Section of this Agreement containing any such provision held to be invalid, illegal, or unenforceable, that is not itself invalid, illegal, or unenforceable) shall not in any way be affected or impaired by it; (b) the provision or provisions shall be deemed reformed to the extent necessary to conform to applicable law and to give the maximum effect to the intent of the parties to this Agreement; and (c) to the fullest extent possible, the provisions of this Agreement (including, without limitation, each portion of any Section of this Agreement containing any provision held to be invalid, illegal, or unenforceable, that is not itself invalid, illegal, or unenforceable) shall be construed so as to give effect to the intent manifested by it. 19. Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York without its rules and/or provisions on conflict of laws. The Company and the Indemnitee consent to submit to the jurisdiction of the courts of the State of New York, located within the County of New York and of the United States of America, located in the Southern District of that State for any actions, suits or proceedings arising out of or relating to this Agreement and consents to the granting of such legal or equitable relief as is deemed appropriate by any such Court. 20. Headings. The headings of the Sections of this Agreement are inserted for convenience only and shall not be deemed to constitute part of this Agreement or to affect the construction of this Agreement. 21. Inducement. The Company expressly confirms and agrees that it has entered into this Agreement and assumed the obligations imposed on it under this Agreement in order to induce Indemnitee to serve or continue to serve as a Director and/or Officer, and the Company acknowledges that Indemnitee is relying on this Agreement in serving as a director, officer, employee or agent of the Company or, at the request of the Company, as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, limited liability company, joint venture, trust, employee benefit plan or other entity. 22. Supersedes Previous Agreements. This Agreement supersedes and replaces all prior agreements (written or oral) and writings between the Company and Indemnitee with respect to the 11 subject matter hereof. All such other agreements and writings will have no further force or effect, and the parties to any such other agreement or writing will have no further rights or obligations there under. 23. Notice by Indemnitee. Indemnitee agrees promptly to notify the Company in writing upon being served with any summons, citation, subpoena, complaint, indictment, information, or other document relating to any Proceeding or matter which may be subject to indemnification or advancement of Expenses covered under this Agreement. The failure of Indemnitee so to notify the Company shall not relieve the Company of any obligation that it may have to Indemnitee under this Agreement or otherwise. 24. Notices. All notices, requests, demands, and other communications under this Agreement shall be in writing and shall be deemed to have been duly given if: (i) delivered by hand and receipted for by the party to whom the notice or other communication shall have been directed; (ii) mailed by certified or registered mail with postage prepaid, on the third business day after the date on which it is so mailed if to the Company, to the principal office address of the Company, or if to Indemnitee, to [●], or to any other address that may have been furnished to Indemnitee by the Company or to the Company by Indemnitee, as the case may be; or (iii) sent by e-mail to the Company ([●]) or to Indemnitee ([●]), or to any other e-mail address that may have been furnished to Indemnitee by the Company or to the Company by Indemnitee, as the case may be. 12

The parties hereto have entered into this Agreement effective as of the date first above written. The Company: MIX TELEMATICS LIMITED By: Title: Indemnitee: [Name of Indemnitee] Address: 13